UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 11, 2005

PILGRIM'S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9273	75-1285071
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

110 South Texas Street
Pittsburg, Texas	75686-0093
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's telephone number, including area code: (903) 855-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition

    The information in this Item 2.02 and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of  1933, except as shall be expressly set forth by specific reference in such filing.

    On April 11, 2005, Pilgrim's Pride Corporation issued a press release announcing that it had raised its previously issued earnings guidance for its second quarter of fiscal 2005.

    The press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.        Financial Statements and Exhibits

(c)    Exhibits

Exhibit
Number           Description

99.1            Press Release dated April 11, 2005.

Signatures

    Pursuant to the requirements of the Securities Exchange Act of  1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PILGRIM'S PRIDE CORPORATION

Date:  April 11, 2005                                    By: /s/ Richard A. Cogdill

                                                  Richard A. Cogdill

                                            Executive Vice President,

                                                     Chief Financial Officer,

                                                     Secretary and Treasurer

Exhibit Index

Exhibit

Number            Description

99.1            Press Release dated April 11, 2005